Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Leases	Leases
The Company has office, commercial and warehouse leases in Canada, the United States, Singapore, Ireland and other countries in Europe and Asia. These leases have remaining lease terms of 1 year to 15 years, some of which include options to extend the leases for up to 10 years. As at December 31, 2021, additional office space leases are set to commence between 2022 and 2026, at which point the Company's right-of-use assets and lease liabilities will increase. The Company has entered into various lease agreements for office space that are set to commence after December 31, 2021, which will create significant right-of-use assets and lease liabilities. All of the Company's leases are operating leases.

The components of lease expense were as follows:

	Years ended
	December 31, 2021	December 31, 2020
	$	$
Operating lease expense	22,268	20,488
Variable lease expense, including non-lease components	13,003	15,165
Total lease expense	35,271	35,653

As at December 31, 2021, the weighted average remaining lease term is 11 years and the weighted average discount rate is 3.3% (December 31, 2020 - 9 years and 4.4%, respectively).

During the year ended December 31, 2020, the Company decided to move from a primarily physical office-centric work model to a primarily digital work-from-home-centric work model. The Company plans to keep, but repurpose certain office locations to support the new model and terminate or sublet other office locations that it ceases to use.

During the years ended December 31, 2021 and 2020, the Company identified leased office space for which it has ceased use. This resulted in impairment charges related to its right-of-use assets. These impairment charges were determined by comparing the asset groups' fair values made up of the right-of-use assets and leasehold improvements, to their carrying values as of the impairment measurement date, as required under ASC 360, Property, Plant and Equipment. Fair value was determined based on the present value of the estimated future cash flows. These estimates may vary from the actual amounts due to termination or sublease agreements ultimately executed, if at all, which may result in an adjustment to the charges. These charges were recorded as general and administrative expenses in the consolidated statements of operations and comprehensive income. In the year ended December 31, 2021, the Company recorded impairment charges related to its right-of-use assets of $28,436 (December 31, 2020 - $14,785).
In the year ended December 31, 2021, the Company commenced subleases for certain office locations. Net sublease income for the year ended December 31, 2021 was $1,389, which is recorded as an offset within the total lease expense disclosed above.

Maturities of lease liabilities as at December 31, 2021 were as follows:

Fiscal Year	Offices $	Warehouses and Commercial Spaces $	Total $
2022	33,778	4,202	37,980
2023	43,739	5,266	49,005
2024	48,480	5,108	53,588
2025	52,098	4,762	56,860
2026	53,127	4,407	57,534
Thereafter	321,285	45,045	366,330
Total future minimum payments	552,507	68,790	621,297
Minimum payments related to leases that have not yet commenced	(52,837)	—	(52,837)
Minimum payments related to variable lease payments, including non-lease components	(223,393)	(33,316)	(256,709)
Imputed interest	(44,707)	(4,520)	(49,227)
Total lease liabilities	231,570	30,954	262,524